UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020 (April 28, 2020)

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee 38197

(Address of Principal Executive Offices, and Zip-Code)

Registrant’s telephone number, including area code: (901) 419-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2020, International Paper Company (the “Company”) entered into an amendment (the “Amendment”) to its Second Amended and Restated Credit and Security Agreement (the “Credit Agreement”) by and among Red Bird Receivables, LLC, as borrower, the Company, as servicer, the lenders and co-agents from time to time party thereto, and Mizuho Bank, Ltd., as administrative agent (the “Administrative Agent”).

The Amendment reduces the amount available for borrowing from $600 million to $550 million, extends the maturity date for two years to April 27, 2022, and changes the facility from uncommitted to committed. The Amendment also requires repayment of any outstanding loans under the Credit Agreement or replacement of the Administrative Agent and its lender group if the Company is unable to extend the commitments under the Credit Agreement, dated as of December 12, 2016, among the Company, the lenders party thereto from time to time party and J.P. Morgan Chase Bank N.A., as administrative agent (as amended, supplemented or otherwise modified from time to time, the “Revolving Credit Facility”) prior to the currently scheduled termination date thereof, or the commitments under the Revolving Credit Facility are otherwise terminated by the Company.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to an amendment to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 10.1

Amendment No. 16 to the Second Amended and Restated Credit and Security Agreement, dated April 28, 2020, by and among the Corporation, as servicer, Red Bird Receivables, LLC, as borrower, the lenders and co-agents from time to time party thereto, and Mizuho Bank, Ltd., as Administrative Agent

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1

Amendment No. 16 to the Second Amended and Restated Credit and Security Agreement, dated April 28, 2020, by and among the Corporation, as servicer, Red Bird Receivables, LLC, as borrower, the lenders and co-agents from time to time party thereto, and Mizuho Bank, Ltd., as Administrative Agent

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
Name:	Sharon R. Ryan
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: April 29, 2020

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